MERRILL LYNCH LIFE INSURANCE COMPANY	MERRILL LYNCH LIFE INSURANCE COMPANY
Merrill Lynch Life Variable Annuity	Merrill Lynch Life Variable Annuity Separate
Separate Account A	Account D
Supplement Dated April 13, 2009	Supplement Dated April 13, 2009
to the	to the
Prospectus For	Prospectus For
INVESTOR CHOICE (INVESTOR SERIES)	INVESTOR CHOICE (IRA SERIES)
(Dated May 1, 2008)	(Dated May 1, 2008)
This supplement updates the Prospectus for Merrill Lynch Investor Choice Annuity (Investor Series) and Merrill Lynch Investor Choice Annuity (IRA Series) issued by Merrill Lynch Life Insurance Company (“MLLIC”).
The following hereby amends the corresponding section of the “Guaranteed Minimum Income Benefit” of the Prospectus:
If you purchased your contract on or after April 13, 2009, the following applies:
Allocation Guidelines and Restrictions. We do not currently, but may in the future, impose certain allocation guidelines and restrictions. Under these allocation guidelines and restrictions, we may require contract owners with the GMIB rider, to allocate at least 25% but no more than 60% to subaccounts in the following investment categories: Large Cap, Mid Cap, Small Cap, International and Balanced (60% of the percentage allocated to any Balanced subaccount will count towards meeting the 25% minimum and 60% maximum allocation requirement to these investment categories). Additionally, no more than 40% of total allocations among the following investment categories is permissible: Small Cap, International, Alternative and Money Market. The subaccounts currently available in these investment categories are listed in Appendix G.
We would also require contract owners with the GMIB rider to use the quarterly rebalancing feature. We will notify you at least 90 days in advance of the imposition of any such allocation guidelines and restrictions. If, at the end of this 90-day notice period, you have not complied with these allocation guidelines and restrictions, we will impose a higher charge for the GMIB for the duration of your Contract, but in no event will this charge exceed the maximum charge shown in the “Fee Table.”
Please note: The changes described in the preceding two paragraphs do not apply to contracts issued in Florida, New Jersey, Oregon, or Texas.
The following hereby amends the corresponding section of the “Guaranteed Minimum Income Benefit EXTRA” of the Prospectus:
If you purchased your contract on or after April 13, 2009, the following applies:
Rebalancing Program. If you use our Rebalancing Program, you must provide us with written instructions that comply with the following: you must allocate at least 25% but no more than 60% to subaccounts in the following investment categories: Large Cap, Mid Cap, Small Cap, International and Balanced (60% of the percentage allocated to any Balanced subaccount will count towards meeting the 25% minimum and 60% maximum allocation requirement to these investment categories). Additionally, no more than 40% of total allocations among the following investment categories is permissible: Small Cap, International, Alternative and Money Market. The subaccounts currently available in these investment categories are listed in Appendix G of this Prospectus.
Your total allocations must equal 100%. You may change your allocations provided the resulting allocations continue to comply with the Allocation Guidelines and Restrictions. However, any request to reallocate account value that is not in compliance with the Allocation Guidelines and Restrictions will not be accepted while the GMIB EXTRA rider is in effect.
Please note: The changes described in the preceding two paragraphs do not apply to contracts issued in Florida, New Jersey, Oregon, or Texas.

Asset Allocation Program. If you participate in the Asset Allocation Program, you must select one of the following asset allocation Models:
•	Moderately Conservative; or
•	Moderate.
At any time, you may change to a different asset allocation model, provided the model you choose will satisfy the Allocation Guidelines and Restrictions. We will notify if an asset allocation model no longer satisfies the Allocation Guidelines and Restrictions.
The following hereby amends the corresponding section of the “Guaranteed Minimum Withdrawal Benefit” of the Prospectus:
If you purchased your contract on or after April 13, 2009, the following applies:
Rebalancing Program. If you use our Rebalancing Program, you must provide us with written instructions that comply with the following: you must allocate at least 25% but no more than 60% to subaccounts in the following investment categories: Large Cap, Mid Cap, Small Cap, International and Balanced (60% of the percentage allocated to any Balanced subaccount will count towards meeting the 25% minimum and 60% maximum allocation requirement to these investment categories). Additionally, no more than 40% of total allocations among the following investment categories is permissible: Small Cap, International, Alternative, and Money Market. The subaccounts currently available in these investment categories are listed in Appendix G of this Prospectus.
Your total allocations must equal 100%. You may change your allocations provided the resulting allocations continue to comply with the Allocation Guidelines and Restrictions. However, any request to reallocate account value that is not in compliance with the Allocation Guidelines and Restrictions will not be accepted while the GMWB rider is in effect.
Please note: The changes described in the preceding two paragraphs do not apply to contracts issued in Florida, New Jersey, Oregon, or Texas.

Important Mechanics of the Rebalancing Program:

•	You must choose a quarterly rebalancing date, which can be any date from the 1st through the 28th day of a month.

•	Your first rebalancing date must be within 95 days from the GMWB Effective Date.

•	You must allocate any additional premiums in accordance with the subaccounts and percentages you have selected.

•	You may request to change your instructions while the GMWB rider is in effect and/or to transfer among subaccounts provided that each request results in allocation of your account value that complies with the Allocation Guidelines and Restrictions.

•	If we tell you that a subaccount that you are invested in will close or be eliminated, you must provide new allocation instructions that comply with these guidelines and restrictions or the GMWB rider will be terminated.

•	Only pro-rata withdrawal requests, affecting all subaccounts in which you are invested, will be permitted while the GMWB rider is in effect.
Asset Allocation Program. If you participate in the Asset Allocation Program, you must select one of the following asset allocation models:
•	Moderately Conservative; or
•	Moderate.
At any time, you may change to a different asset allocation model, provided the model you choose will satisfy the Allocation Guidelines and Restrictions. We will notify you if an asset allocation model no longer satisfies the Allocation Guidelines and Restrictions.